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                          Exhibit 99.1

November 6, 2007

Bruce Rosenbloom
Chief Financial Officer
PetMed Express, Inc.
1441 S.W. 29th Avenue
Pompano Beach, FL 33069

Dear Bruce:

Effective October 3, 2007, the partners of Goldstein Golub Kessler LLP (GGK), became partners of McGladrey & Pullen, LLP in a limited asset purchase agreement. As a result of this transaction, the client-auditor relationship between PetMed Express, Inc. (Commission File Number 000-28827) and GGK, independent registered public accounting firm, has ceased.

Sincerely,

/s/ GOLDSTEIN GOLUB KESSLER LLP
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cc: PCAOB Letter File
    Office of the Chief Accountant
    Securities and Exchange Commission
    100 F Street N.E.
    Washington, D.C. 20549-7561






                    Exhibit 99.1 Page 1 of 1


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